SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                January 13, 2003
                                ----------------
               (Date of Report - date of earliest event reported)

                                   XDOGS, INC.
                                   -----------
               (Exact name of registrant as specified in charter)



             Nevada                        1-12850               84-1168832
             ------                        -------               ----------
(State or other jurisdiction of     (Commission File No.)      (IRS Employer
 incorporation or organization)                              Identification No.)

            126 North Third Street, Suite 407, Minneapolis, MN 55401
            --------------------------------------------------------
                    (Address of principal executive offices)


                                  612-359-9020
                                  ------------
              (Registrant's telephone number, including area code)



              ----------------------------------------------------
                            (Former Name and Address)

Only Item 5 is applicable. All other Items are not applicable and are therefore omitted.

Item 5. Other Events.
---------------------

     On June 11, 2002, XDOGS signed a non-binding letter of intent to acquire bigTime sports apparel, inc., an Oklahoma corporation ("bigTime"). The proposed acquisition was subject to completion of due diligence review by XDOGS which XDOGS has been conducting. XDOGS has completed its due diligence review and XDOGS and bigTime have mutually agreed not to proceed with the proposed acquisition.

     As part of the proposed acquisition, XDOGS elected Tom Lawson from bigTime as a director of XDOGS. Because this transaction has been terminated, Mr. Lawson has resigned as a director of XDOGS.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  January 17, 2003

                                      XDOGS, INC.



                                      By: /s/ Kent A. Rodriguez
                                      -------------------------
                                      Kent A. Rodriguez, Chief Executive Officer